UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

July 31, 2006

Date of Report (Date of Earliest Event Reported)

ALERIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7170	75-2008280
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25825 Science Park Drive, Suite 400 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 910-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 31, 2006, the Company issued a press release announcing the extension of the expiration date of its previously announced tender offer to purchase for cash any and all of its outstanding 10 3/8% Senior Secured Notes Due 2010 (CUSIP No. 449681AC9) (the “10 3/8% Notes”) and 9% Senior Notes Due 2014 (CUSIP No. 014477AA1) (the “9% Notes”, and together with the 10 3/8% Notes, the “Notes”). The tender offer, previously set to expire at midnight, New York City time, on July 28, 2006, will now expire at 5:00 p.m., New York City time, on July 31, 2006, unless terminated or extended and remains subject to the prior satisfaction or waiver of the conditions described in the offer documents. The tender offer is being extended in order to coordinate with Aleris’s closing of the acquisition of the downstream aluminum business of Corus Group plc and the related debt financings described in the Tender Offer and Consent Solicitation Statement, dated June 30, 2006. A copy of that press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K and on Exhibit 99.1 contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements contained in this report and on such exhibit that are not historical in nature are considered to be forward-looking statements. They include statements regarding our expectations, hopes, beliefs, estimates, intentions or strategies regarding the future. These include statements that contain words such as “believe”, “expect”, “anticipate”, “intend”, “estimate”, “should”, and similar expressions intended to connote future events and circumstances, and include statements regarding future earnings and earnings per share, future improvements in margins, processing volumes and pricing, improvements in internal controls, future effects of derivatives accounting, anticipated continuation of strengthened U.S. and worldwide industrial activity, expected cost savings, and anticipated synergies resulting from the acquisitions of Commonwealth Industries Inc., ALSCO Holdings, Inc., certain assets of Ormet Corporation, Alumitech, Inc., Tomra Latasa Reciclagem and the downstream aluminum businesses of Corus Group plc.

Investors are cautioned that all forward-looking statements involve risks and uncertainties, and that actual results could differ materially from those described in the forward-looking statements. These risks and uncertainties would include, without limitation, our ability to effectively integrate the business and operations of the downstream aluminum businesses of Corus Group plc, Commonwealth and our other acquisitions; slowdowns in automotive production in the U.S. and Europe; the financial condition of our customers and future bankruptcies and defaults by our major customers; the availability at favorable cost of aluminum scrap and other metal supplies that we process; our ability to enter into effective metals, natural gas and other commodity derivatives; future natural gas and other fuel costs; a weakening in industrial demand resulting from a decline in economic conditions, including any decline caused by terrorist activities or other unanticipated events; future utilized capacity of our various facilities; restrictions on and future levels and timing of capital expenditures; retention of major customers; the timing and amounts of collections; the future mix of product sales vs. tolling business; currency exchange fluctuations; future write-downs or impairment charges which may be required because of the occurrence of uncertainties listed above; and other risks listed in our filings with the Securities and Exchange Commission, including but not limited to our annual report on Form 10-K for the year ended December 31, 2005 and our quarterly report on Form 10-Q for the quarter ended March 31, 2006, particularly the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein and in the section entitled “Risk Factors” contained in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 30, 2006.

The forward-looking statements contained in this report and on such exhibit are made only as of the date hereof. We do not assume any obligation to update any of these forward-looking statements.

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Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1*	Press Release of the Company dated July 31, 2006

*	This exhibit shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act or the Exchange Act.

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SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2006

Aleris International, Inc.

By:	/s/ Michael D. Friday
Michael D. Friday
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release of the Company dated July 31, 2006

*	This exhibit shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act or the Exchange Act.

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